UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2010

ALICO, INC.
(Exact Name of Registrant as Specified in Charter)

FLORIDA	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

POST OFFICE BOX 338, LA BELLE, FLORIDA	33975
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

N/A
(Former Name or Former Address, if Changed Since Last Report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

Alico announced today that Patrick W. Murphy, Alico’s Chief Financial Officer, has notified the Company that he intends to resign for personal reasons and pursue other interests.  Mr. Murphy indicated that he has no disagreements with management. Alico is seeking chief financial officer candidates and intends to complete the search in the near future.  Mr. Murphy has committed to continue serving as Alico’s CFO until his successor has been appointed in order to facilitate an orderly transition.  Accordingly, the effective date of Mr. Murphy’s resignation is not known at this time.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

The following exhibits are included with this Report:

Exhibit 99.1      Press Release Announcing CFO Resignation.
Exhibit 99.2      Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC. (Registrant)

Date: August 23, 2010	By:	/s/ Patrick W. Murphy
Patrick W. Murphy
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release Announcing CFO Resignation
Exhibit 99.2 Letter of Resignation